                                                                  Exhibit 10.116

                            ASSIGNMENT AND ASSUMPTION
                         OF PURCHASE AND SALE AGREEMENT

     This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this "Assignment") is made and entered into this 14 day of April, 2004 by Inland Real Estate Acquisitions, Inc., an Illinois Corporation, ("Assignor"), and Inland Western Las Vegas, L.L.C., a Delaware limited liability company, ("Assignee").

                                    RECITALS

     A. CH Realty II/Best, L.P. ("Seller") and Assignor have previously entered into that certain Purchase and Sale Agreement dated as of March 5, 2004 as amended by that Amendment to Purchase and Sale Agreement dated March, 2004 and that Second Amendment to Purchase and Sale Agreement dated March 29, 2004 (the "Purchase Agreement"), relating to the sale of a certain shopping center commonly known as Best on the Boulevard Shopping Center located in the City of Las Vegas, Nevada.

     B. Assignor desires to assign its interest in and to the Purchase Agreement to Assignee upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the receipt of ten and 00/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereby agree as follows:

     1. RECITALS. The foregoing recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body hereof in their entirety.

     2. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns, conveys, transfers, and sets over to Assignee all of Assignor's right, title, and interest in and to the Purchase Agreement. Assignee hereby accepts the foregoing Assignment and assumes, and agrees to perform, all duties, obligations, liabilities, indemnities, covenants, and agreements of Assignor set forth in the Purchase Agreement.

     3. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one of more of the parties hereto, but all of which must constitute one instrument and shall be binding and effective when all parties hereto have executed at least one counterpart.

     4. SUCCESSORS. This Assignment shall be binding upon and for the benefit of the parties hereto and their respective Successors and Assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
An Illinois Corporation



By: /s/ G. Joseph Cosenza
   ----------------------------------
Name: G. Joseph Cosenza
     --------------------------------
Title: President
      -------------------------------


ASSIGNEE:

INLAND WESTERN LAS VEGAS, L.L.C, a
Delaware limited liability company

By:   Inland Western Retail Real Estate, Inc., a
      Maryland corporation, its sole member

      By:       /s/ Valerie Medina
             ----------------------------------------
      Name:        Valerie Medina
             ----------------------------------------
      Title:       Asst Secretary
             ----------------------------------------

                                    DELAWARE

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "INLAND WESTERN LAS VEGAS, L.L.C.", FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A. D. 2004, AT 10:52 O'CLOCK A.M.


                                       /s/ Harriet Smith Windsor
                    [SEAL]             -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
3772105  8100                          AUTHENTICATION: 2966179

040161162                                        DATE: 03-03-04

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 11:15 AM 03/03/2004
                                                     FILED 10:52 AM 03/03/2004
                                                   SRV 040161162 - 3772105 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                         INLAND WESTERN LAS VEGAS, L.L.C.

     This Certificate of Formation of Inland Western Las Vegas, L.L.C. ("L.L.C."), dated as of March 2, 2004, is being duly executed and filed by Scott
W. Wilton, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Section 18-101, ET
SEQ.).

     FIRST. The name of the limited liability company formed hereby is Inland Western Las Vegas, L.L.C.

     SECOND. The address of the registered office of the L.L.C. in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     THIRD. The name and address of the registered agent for service of process on the L.L.C. in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                          /s/ Scott W. Wilton
                                          --------------------------------------
                                          Name: Scott W. Wilton
                                          Its:  Authorized Person